UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                December 12, 2006


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------

   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders

United States Steel Corporation (the "Company") and The Bank of New York, as trustee (the "Trustee"), are parties to an Indenture dated as of July 27, 2001, as amended and supplemented by the First Supplemental Indenture dated as of November 26, 2001 and the Second Supplemental Indenture dated as of May 20, 2003 (as amended and supplemented the "Indenture"). The Company issued its 10-3/4% Senior Notes due 2008 (the "Notes") pursuant to the Indenture.

On November 29, 2006, the Company commenced a cash tender offer for the Notes (the "Offer"). Concurrently with the Offer, the Company commenced the solicitation of consents to certain proposed amendments to the Notes and the Indenture. The Company has received tenders and consents from the holders of a majority in aggregate principal amount of the Notes. Accordingly, the Company and the Trustee entered into a Third Supplemental Indenture dated December 13, 2006, further modifying and amending the terms of the Indenture. The Third Supplemental Indenture provides that it will become effective upon the Settlement Date (as defined in the Offer), provided that the validly tendered Notes are accepted for payment pursuant to the Offer. When the terms of the Third Supplemental Indenture become effective:

  (i) substantially all of the restrictive covenants contained in the Indenture (and related references in the Notes) will be eliminated;

  (ii)  certain events of default with respect to the Notes will be eliminated;
        and

  (iii) certain other changes of a technical or conforming nature will be made to the Indenture and the Notes.

As a result of these amendments, Holders of Notes will no longer be entitled to the benefits of such covenants and events of default, and the Company will be permitted to take certain actions previously prohibited by the Indenture.

A copy of the Third Supplemental Indenture is attached as Exhibit 4.1 to this Form 8-K.

Item 8.01 Other Events

On December 12, 2006, United States Steel Corporation (the "Company") issued a press release announcing the pricing terms for the Offer. The Company also announced that it has received tenders and consents from holders of a majority in aggregate principal amount of the Notes in connection with the solicitation of consents to the proposed amendments to the Notes.

A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

     (d)  Exhibits

         4.1 Third Supplemental Indenture dated December 13, 2006 to Indenture dated as of July 27, 2001, as previously amended and supplemented by the First Supplemental Indenture dated as of November 26, 2001 and the Second Supplemental Indenture dated as of May 20, 2003.

         99.1 Press Release - "U. S. Steel Announces Receipt of Requisite Consents and Pricing of Tender Offer for 10-3/4% Senior Notes due August 1, 2008."




SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Vice President & Controller



Dated:  December 13, 2006